December 1, 1998


JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention:  Messrs. Richard P. Eidswick, Richard Chrysler and James J. Fahrner

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND ALLPARTS, INCORPORATED ("API"), DAYTON PARTS, INC. ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998, AND AMENDED BY A FIRST AMENDMENT DATED AUGUST 31, 1998, A SECOND AMENDMENT DATED SEPTEMBER 4, 1998, A THIRD AMENDMENT DATED SEPTEMBER 16, 1998, AND A FOURTH AMENDMENT DATED OCTOBER 1, 1998 (AS AMENDED, THE "FORBEARANCE AGREEMENT")

Dear Messrs. Eidswick, Chrysler and Fahrner:

Company and Guarantors have requested that Banks amend the Forbearance Agreement to increase the Cap (net of PTI/SBI Adjustment) for December 1998.

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to amend the Forbearance Agreement, as follows:

1.   All  capitalized   terms  not  defined  in  this  fifth  amendment  ("Fifth
     Amendment") to the Forbearance Agreement shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this Fifth Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and the undersigned Guarantors. This Fifth Amendment shall be binding upon and shall inure to the benefit of Agent, Banks, Company and the undersigned Guarantors, and their respective successors and assigns.

3. The Cap and Month End Cap (both net of PTI/SBI Adjustment) for December 1998 are increased to $74,508,825 and $72,724,825, respectively.

4. Company covenants to engage a consulting firm satisfactory to Agent and Banks under an engagement with a scope satisfactory to Agent and Banks through January 1, 2000. Agent and Banks acknowledge that Conway, MacKenzie & Dunleavy is satisfactory.

5. Company and Guarantors represent that this Fifth Amendment has been duly authorized by each corporation's Board of Directors. Attached as Exhibit A is a certified resolution and a certificate of incumbency for each.

6. This Fifth Amendment is not a waiver by Banks of any defaults under the Forbearance Agreement and/or the Loan Documents.

7.   Company and the undersigned  Guarantors  hereby  represent and warrant that
     (a) execution, delivery and performance of this Fifth Amendment are not in contravention of law or the terms of any agreement by which they are bound, and do not require the consent or approval of any governmental body, agency, or authority, and this Fifth Amendment will be valid and binding in accordance with its terms; (b) the continuing representations and warranties of Company and the undersigned Guarantors set forth in Loan Documents are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof other than as previously specified in writing to Agent and Banks; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Forbearance Agreement, has occurred and is continuing as of the date hereof other than as previously specified in writing to Agent and Banks.

8. COMPANY, THE UNDERSIGNED GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS FIFTH AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

9. COMPANY AND THE UNDERSIGNED GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS FIFTH AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Very truly yours,

COMERICA BANK, Agent

By:  /s/ Cynthia B. Jones
     ---------------------------
     Cynthia B. Jones

Its: Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax


COMERICA BANK                               NBD BANK

By:  /s/ Cynthia B. Jones                   By:  /s/ Robert J. Izzo
     --------------------------                  -------------------------
Its: Vice President                         Its: First Vice President


NATIONAL BANK OF CANADA                     HARRIS TRUST and SAVINGS BANK

By:  /s/ Loriann Curnyn                     By:  /s/ Sandra J. Sanders
     --------------------------                  -------------------------
Its: Vice President                         Its: Sr. Vice President

By:  /s/
     --------------------------
Its: Group Vice President


BANK ONE, DAYTON, N.A.

By:  /s/ Scott E. Roman
     --------------------------
Its: Assistant Vice President

ACKNOWLEDGED AND AGREED:

JPE, INC.                                   INDUSTRIAL & AUTOMOTIVE
                                            FASTENERS, INC.

By:  /s/ James J. Fahrner                   By:  /s/ James J. Fahrner
     --------------------------                  -------------------------
Its: COO and CFO                            Its: President and CFO
Date: 12/3/98                               Date: 12/3/98


API/JPE, INC. (formerly Allparts, Inc.)     BRAKE, AXLE AND TANDEM
                                             COMPANY CANADA INC.

By:  /s/ James J. Fahrner                   By:  /s/ James J. Fahrner
     -------------------------                   -------------------------
Its: President and CFO                      Its: Vice President and Treasurer
Date: 12/3/98                               Date: 12/3/98


DAYTON PARTS, INC.                          JPE FINISHING, INC.

By:  /s/ James J. Fahrner                   By:  /s/ James J. Fahrner
     --------------------------                  -------------------------
Its: Vice President and CFO                 Its: President and CFO
Date: 12/3/98                               Date: 12/3/98


SAC CORPORATION

By:  /s/ James J. Fahrner
     --------------------------
Its: President and Treasurer
Date: 12/3/98